UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009

GLOBAL ENERGY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28025	86-0951473

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

415 Madison Avenue, 15th Floor, New York, NY	10017

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-673-8435

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On May 19, 2009, Kesselman & Kesselman, PricewaterhouseCoopers Israel, declined to stand for re-election as the independent registered public accounting firm of Global Energy, Inc. (the “Company”).

Kesselman & Kesselman’s reports on our financial statements for the most recent two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports for the fiscal years ended December 31, 2007 and 2008 contained an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern.

During the two most recent fiscal years and through May 19, 2009, there were no disagreements with Kesselman & Kesselman on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in their reports on the financial statements for such years.

As provided in Item 9A(T)(b) of Form 10-K for the years ended December 31, 2007 and 2008, management concluded that the Company’s internal controls over financial reporting were not effective as of December 31, 2007 and December 31, 2008. Except for this matter, there have been no other reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K during the two most recent audit periods and the interim period up to May 19, 2009.

The Company provided Kesselman & Kesselman with a copy of this Current Report on Form 8-K and requested that Kesselman & Kesselman furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statements.  A copy of the letter dated May 20, 2009 to the SEC furnished by Kesselman & Kesselman in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Auditor Retention

On May 19, 2009, the Audit Committee retained Alan Weinberg CPA, an accountant registered with the Public Company Accounting Oversight Board to serve as the Company’s independent accountant. During the two most recent fiscal years ended December 31, 2007 and December 31, 2008, and through May 19, 2009, the Company did not consult with Alan Weinberg CPA regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Alan Weinberg CPA on the Company’s financial statements.  Further, Alan Weinberg CPA did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting or any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 16.1 – Letter of Kesselman & Kesselman to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC. By: /s/ Asi Shalgi —————————————— Asi Shalgi President and Chief Executive Officer Date: May 20, 2009